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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                 January 25, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                                ecom ecom.com, inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Florida                  33-96638-A              65-0538051
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



          8125 Monetary Drive, Suite H4, Riviera Beach, Florida 33404
         ------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code



                                (561) 622-4395
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code



                            U S Amateur Sports, Inc.
          ------------------------------------------------------------
          Former name or former address, if changed, since last report




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ITEM 5.  OTHER EVENTS

At a Special Meeting of Shareholders of U S Amateur Sports, Inc. (the "Company") held on January 25, 1999, the shareholders of the Company approved an amendment to the Company's Articles of Incorporation to change the Company's name to ecom ecom.com, inc. The subject name change became effective on January 27, 1999. The Company's shares will continue to trade under the symbol "USSP." The Company's new CUSIP number is 27889U.







                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              ecom ecom.com, inc.




January 27, 1999              By: /s/ David J. Panaia
                                  David J. Panaia, President
























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